T. Rowe Price Small-Cap Value Fund

T. Rowe Price Small-Cap Value Fund–Advisor Class

Supplement to Prospectus dated May 1, 2012

Under “Management” in section 1, the following is added to the portfolio manager table:

Effective June 30, 2014, J. David Wagner will replace Preston G. Athey as the fund’s portfolio manager and chairman of the fund’s Investment Advisory Committee.

Under “Portfolio Management” in section 3, the disclosure is amended to reflect the following change:

It is expected that on or around June 30, 2014, J. David Wagner will replace Preston G. Athey as committee chairman. Mr. Wagner joined the Firm in 2000 and his investment experience dates from 1999. Since joining the Firm, he has served as an equity research analyst and a portfolio manager (beginning in 2008).

The date of this supplement is August 16, 2012.

F46-041 8/16/12